UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21344
                                                     ----------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
         ----------------------------------------------------------------
                (Exact name of registrant as specified in charter)

                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
         ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                W. Scott Jardine
                           First Trust Portfolios L.P.
                              1001 Warrenville Road
                                    Suite 300
                                 LISLE, IL 60532
         ----------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-241-4141
                                                          ------------------

                         Date of fiscal year end: MAY 31
                                                ---------------

                   Date of reporting period: NOVEMBER 30, 2005
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

--------------------------------------------------------------------------------
                  FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE
                                   INCOME FUND
                               SEMI-ANNUAL REPORT
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                                NOVEMBER 30, 2005

Shareholder Letter .......................................................    1
Portfolio Commentary .....................................................    2
Portfolio Components .....................................................    4
Portfolio of Investments .................................................    5
Statement of Assets and Liabilities ......................................   12
Statement of Operations ..................................................   13
Statements of Changes in Net Assets ......................................   14
Statement of Cash Flows ..................................................   15
Financial Highlights .....................................................   16
Notes to Financial Statements ............................................   17
Additional Information ...................................................   21
   Dividend Reinvestment Plan
   Proxy Voting Policies and Procedures
   Portfolio Holdings
   Submission of Matters to a Vote of Shareholders
   By-Law Amendment
   Board Approval of Advisory and Sub-Advisory Agreements

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. and/or Four Corners Capital Management, LLC and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause First Trust/Four Corners Senior Floating Rate Income Fund's ("the Fund") actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of First Trust Advisors L.P. and/or Four Corners Capital Management, LLC and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by Michael P. McAdams and Robert I. Bernstein of Four Corners Capital Management, LLC, the Fund's sub-advisor, you will obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows can help you understand the Fund's performance compared to that of relevant benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen, First Trust Advisors L.P. personnel, Mr. McAdams and Mr. Bernstein are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

         FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND (FCM)
                               SEMI-ANNUAL REPORT
                                NOVEMBER 30, 2005

Dear Shareholders:

We are pleased to inform you that your Fund, the First Trust/Four Corners Senior Floating Rate Income Fund (AMEX: FCM), has continued to provide attractive monthly income for the period ended November 30, 2005. While short-term interest rates have continued to rise, fueling steady dividend increases for the Fund, the dividend distribution rate has increased from 6.3% as of May 31, to 7.6% as of November 30, based on the Fund's market price.

The Fund, composed primarily of senior secured floating rate corporate loans, seeks to provide a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. For the six months ended November 30, 2005, the Fund's market price total return was -2.6%. Despite pressure on the market price, the Fund's net asset value ("NAV") total return over the same period was 3.9%. This compares favorably to its benchmark, the Standard & Poor's/LSTA Leveraged Loan Index, which posted a 3.1% gain over the same six-month period.

The Fund is managed by Four Corners Capital Management, LLC ("Four Corners"), a leading asset management firm that specializes in the sub-investment grade and structured finance markets. The portfolio management team, including the credit research analysts, collectively has over 100 years' experience in all aspects of the senior loan market, including structuring, underwriting, researching, trading, managing and investing in senior loans.

I encourage you to read the portfolio commentary from Michael P. McAdams and Robert I. Bernstein, Co-Portfolio Managers, found on the following pages, for more details about the Fund's performance and the management strategy. We thank you for your confidence in First Trust Advisors L.P. and Four Corners and we will work diligently to keep earning it.

Sincerely,

/S/ JAMES A. BOWEN
James A. Bowen
President of the First Trust/Four Corners Senior Floating Rate Income Fund January 6, 2006

--------------------------------------------------------------------------------
  A COMMENTARY ON THE FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
--------------------------------------------------------------------------------

OVERVIEW

The First Trust/Four Corners Senior Floating Rate Income Fund ("FCM" or the "Fund") posted a market price total return of -2.6% for the six-month period ended November 30, 2005. The Fund's net asset value (or "NAV") total return for the period was 3.9%. During the period, the Fund paid dividends totaling $0.5964 per share, reflecting four separate dividend increases from $0.0948 to $0.1075 per share, or an increase of 13.4%. Based on the most recent dividend, the Fund provided a distribution rate of 6.7% based on the Fund's NAV and 7.6% based on the Fund's market price as of November 30, 2005. The Fund's stock exchange-listed market price declined 5.9% over the period.

ECONOMIC AND MARKET ENVIRONMENT

The first half of the Fund's 2006 fiscal year continued to benefit from a favorable economic environment for senior floating-rate loan investing. During the period, the Federal Reserve (the "Fed") continued to increase domestic short-term interest rates. With each increase, the Fed indirectly increased the amount of floating rate interest owed by the Fund's corporate borrowers to their lenders, thereby contributing to the Fund's dividend increases.

Underlying the increase in short-term interest rates has been solid U.S. economic expansion despite the devastation from the Gulf hurricanes and concern for elevated energy prices. While residential housing markets may be softening slightly for the first time in several years, job growth and factory utilization remain drivers of increased demand for resources, inflationary pressures and economic growth. As evidence, in the quarter ended September 30, 2005, Gross Domestic Product rose at a strong annual rate of 4.1%. Similarly, improved corporate cash flow levels have contributed to continued low corporate debt default rates; for the period ended September 30, 2005, Standard & Poor's calculated that defaults were at 1.3%, which is lower than the long-term domestic average of 3.6%. Nevertheless, defaults have increased slightly of late due to continuing issues in the automotive and airline sectors (to which the Fund has minimal exposure) and from unanticipated events such as fraud and unusually severe hurricanes.

Reflecting the potential for continued economic growth and a lower-than-average default environment, corporations have increased their willingness to borrow, thereby providing an increase in the number of opportunities in which to invest. New institutional Senior Loan issuance rose 23% from the prior year for the year-to-date period ended November 2005. Similarly, Senior Loan market liquidity, as measured by secondary loan trading volume, grew 9.7% year-over-year to over $129 billion in secondary loan trades for the nine months ended September 2005.

Since the beginning of 2005 we have seen reduced credit spreads (that somewhat limited the Fund's dividend growth in the Spring). We have more recently seen a stabilization of credit spreads that, when combined with Fed rate increases, have resulted in an improved environment for dividend increases. In addition, the current market reflects a better balance of inflows into the Senior Loan asset class relative to the volume of new issues and prepayments. The stabilized, but still historically low, level of spreads reflects the markets' low concern for defaults over the short to medium term. Indeed, Standard & Poor's predicts that the default rate will remain below the long-term average for at least the next 12 months.

We also remain comfortable with credit standards of new issue loans and continue to see the risk/return advantage of Senior Loans as representing considerable value in comparison to the loan markets' recent history as well as relative to the outlooks for other asset classes.

INVESTMENT STRATEGY AND PORTFOLIO COMPOSITION

As previously mentioned, the investment philosophy of Four Corners Capital Management, LLC ("Four Corners") is intended to generate high income with relatively less volatility throughout a variety of market conditions. The Fund also remains a "pure play" strategy that focuses on Senior Loans, generally avoiding investments in riskier but higher yielding "junk" bonds. In the long run, we believe that our strategy may result in lower NAV volatility and potentially better NAV returns than a strategy relying upon high yield bonds to pay a slightly higher dividend in the short run.

The investment strategy used to implement our philosophy focuses on thorough fundamental credit analysis, broad issuer and industry diversification and a proactive sell discipline in order to minimize risk. The Fund's portfolio is generally more heavily weighted towards companies and industries from which we expect to see lower earnings volatility and from which we expect to see higher recoveries for senior lenders in circumstances where cash flow volatility does occur. For example, the Fund has had very little exposure to the automotive and airline industries, which have performed poorly based on weak industry fundamentals as evidenced by recent defaults in the sectors.

The Fund remains broadly diversified with over 100 positions across 31 industries. At November 30, 2005, the five largest individual borrower exposures in total represented 11.3% of the Fund's total investments. The Fund also has the flexibility to invest up to 10% of the portfolio in Special Situation debt investments, which are typically investments in companies that are either in default or experiencing financial difficulties. Given the growth and improvement in the economy during the last year, we have seen few attractive opportunities in this segment of the market. As a result, the portfolio contained only two Special Situation investments, representing 2.6% of the Fund's total investments.

--------------------------------------------------------------------------------
        A COMMENTARY ON THE FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE
                            INCOME FUND - (CONTINUED)
--------------------------------------------------------------------------------

The Fund's investment quality, measured by independent credit rating agencies, has changed relatively little from the prior period. The Fund is predominately invested in loans rated between BB and B. While our strategy focuses on such non-investment grade credit, Senior Loans we buy are senior and collateralized relative to other debt or equity of the same issuer, thus reducing the probability of substantial losses.

As mentioned in prior reports, the Fund is leveraged using adjustable-rate Money Market Cumulative Preferred(R) Shares. The terms and conditions of the leverage provide the Fund with the ability to borrow on a floating-rate basis. Since the income generated by the Fund's Senior Loan investment portfolio is also floating rate-based, the Fund is substantially less exposed to risk from interest rate increases than would be a leveraged fund that invests in fixed-rate bonds. And, as Fund assets and liabilities tend to move in tandem, either up or down, portfolio leverage benefits investors regardless of the direction of rates. At November 30, 2005, the portfolio leverage accounted for 37.3% of the Fund's total assets.

PERFORMANCE REVIEW

For the 6-month period ended November 30, 2005, the Fund's NAV-based total return was 3.9%. This return exceeded the benchmark (the Standard & Poor's/LSTA Leveraged Loan Index) return of 3.1%. A portion of the Fund's performance is attributable to the beneficial impact of leverage and the negative impact of fees, expenses and cash balances, which are not included in the benchmark return. As mentioned above, the Fund's dividend was increased on four separate occasions during the period, totaling a 13.4% increase to $0.1075 in November. Additionally, the Fund's NAV had relatively low volatility, ranging from a low of $18.99 to a high of $19.33, ending the period at $19.15. The Fund's NAV performance over the period was influenced by a number of factors. We actively managed the portfolio, generating trading gains when available, as well as taking losses to reduce exposure to firms whose circumstances may have changed since our initial purchase. Despite the Fund's positive NAV total return, the Fund's market price total return was -2.6% during the period.

In October, one of the Fund's investments, a Senior Loan issued by Refco Inc., experienced a sudden and serious reversal resulting in the eventual bankruptcy filing by part of the firm. The firm's problem arose from the discovery of fraudulently unreported financial dealings between the company and its CEO and a subsequent U.S. Securities and Exchange Commission investigation; the CEO was arrested and has been charged with accounting fraud. As background, Refco was one of the world's leading brokerage, commodities trading and derivative firms. The Refco loan was part of a recapitalization when the company went public just this past summer in a transaction led by Credit Suisse First Boston, Goldman Sachs and Bank of America. Previously, the management had been highly regarded and Four Corners had successfully invested in prior bank loan issues of the firm.

Consistent with our strategy to, whenever possible, reduce exposure to problem credits, we sold the position based upon a variety of concerns including reported loss of clients and potential for further regulatory action. The sale resulted in a loss of $0.08 per share in NAV. While the ultimate outcome of Refco's situation remains uncertain, and mindful that every situation has its own unique facts, we believe that the prompt sale of investments is a proven means of minimizing downside in deteriorating situations.

Despite the isolated and unusual situation with Refco and the recently well-publicized (although long-developing) concerns about the U.S. automotive and airline industries that Four Corners has successfully avoided, we do not currently plan to change our outlook for Senior Loan investing. This view is consistent with the above-mentioned fundamental economic strength and continuing relative conservatism of new loan origination standards.

In closing, we remain disappointed that the broader market has not placed a higher value on demonstrated performance and the lower volatility-focused strategy of the Fund. We note, though, that the Fund trades at a discount comparable to other funds with loan-based strategies. We are also pleased to have received favorable research opinions from several brokerage firms, including Wachovia Securities, Raymond James & Associates and Ryan Beck & Co. We feel that as of November 30, 2005, the Fund had an attractive and competitive distribution rate of 7.6% based on market price.

We remain committed to delivering long-term performance and superior client support and appreciate the opportunity to assist in meeting your investment goals.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO COMPONENTS+
NOVEMBER 30, 2005 (UNAUDITED)

S&P RATING BREAKDOWN

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

B+                          24.61%
BB-                         12.75%
B                           17.02%
NR                          24.74%*
BB                           8.69%
B-                           4.36%
BB+                          3.20%
Cash/Cash Equivalents        1.93%
CCC+                         2.70%

ECONOMIC SECTOR BREAKDOWN

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Cash/Cash Equivalents        1.93%
Consumer Discretionary      32.64%
Consumer Staples             4.59%
Energy                       8.51%
Financials                  13.09%
Health Care                  5.76%
Industrials                 12.14%
Information Technology       5.26%
Materials                    6.10%
Telecommunication Services   3.47%
Utilities                    6.51%

+ Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.
NR    Not rated
* The percentage of Senior Loan Interests not rated includes 10.94% of Senior Loan Interests that were privately rated upon issuance. The rating agencies do not provide ongoing surveillance on the private ratings.

Page 4                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2005 (UNAUDITED)

                                                                            BANK LOAN
  PRINCIPAL                                                                  RATINGS+                      STATED        MARKET
    VALUE                            DESCRIPTION~                          MOODY'S  S&P      COUPON      MATURITY*       VALUE
-------------  --------------------------------------------------------   -------------  -------------   ---------   -------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - 150.9%

      AEROSPACE & DEFENSE - 3.0%
               AEROSPACE & DEFENSE - 3.0%
$   2,000,000  ILC Industries, Inc. (c) ...............................   NR(a)   CCC+       9.77%        8/24/12    $   2,025,000
      830,769  Standard Aero Holdings, Inc. ...........................    B2      B+     6.22%-6.44%     8/24/12          825,577
                                                                                                                     -------------
               TOTAL AEROSPACE & DEFENSE                                                                                 2,850,577
                                                                                                                     -------------
      AUTO COMPONENTS - 2.1%
               AUTO PARTS & EQUIPMENT - 2.1%
    1,000,000  Axletech International
                  Holdings, Inc. (c) ..................................   Caa1     B-        10.59%       4/21/13        1,003,333
    1,000,000  Collins & Aikman Corp.,
                  (Debtor in Possession) (g) ..........................    NR      NR     6.88%-7.25%     5/17/07        1,006,667
                                                                                                                     -------------
               TOTAL AUTO COMPONENTS                                                                                     2,010,000
                                                                                                                     -------------
      BEVERAGES - 1.1%
               SOFT DRINKS - 1.1%
      990,000  Culligan Corp. .........................................    B1      B+        6.64%        9/30/11        1,001,447
                                                                                                                     -------------
               TOTAL BEVERAGES                                                                                           1,001,447
                                                                                                                     -------------
      BUILDING PRODUCTS - 2.9%
               BUILDING PRODUCTS - 2.9%
      686,436  Headwaters Inc. ........................................    B1      B+     6.43%-8.25%     4/30/11          691,012
    2,000,000  Landsource Communities
                  Development LLC .....................................   NR(a)  NR(a)       6.63%        3/31/10        2,016,250
                                                                                                                     -------------
               TOTAL BUILDING PRODUCTS                                                                                   2,707,262
                                                                                                                     -------------
      CHEMICALS - 0.9%
               DIVERSIFIED CHEMICALS - 0.9%
      805,060  BCP Crystal US Holdings Corp. ..........................    B1      B+        6.06%        4/06/11          810,696
                                                                                                                     -------------
               TOTAL CHEMICALS                                                                                             810,696
                                                                                                                     -------------
      COMMERCIAL SERVICES & SUPPLIES - 11.4%
               DIVERSIFIED COMMERCIAL SERVICES - 6.8%
    1,953,488  Affinion Group, Inc. ...................................    B1      B+     6.89%-7.10%     10/17/12       1,916,860
      997,500  IAP Worldwide Services, Inc. ...........................    B1      B+        6.81%        3/30/11        1,010,800
    1,000,000  IAP Worldwide Services, Inc. (c) .......................    B2      B-        9.81%        3/30/12        1,019,167
    1,500,000  N.E.W. Customer Service
                  Companies, Inc. (c) .................................   NR(a)  NR(a)   10.94%-11.06%    7/01/12        1,522,500
      960,117  Western Inventory Service, Ltd. ........................    NR      NR     6.85%-8.50%     3/31/11          963,717
                                                                                                                     -------------
                                                                                                                         6,433,044
                                                                                                                     -------------
               ENVIRONMENTAL SERVICES - 2.5%
    1,467,062  Duratek, Inc. ..........................................    B1     BB-     6.75%-7.19%     12/16/09       1,468,896
      913,636  Envirocare of Utah, LLC ................................   NR(a)  NR(a)       6.95%        4/13/10          923,915
                                                                                                                     -------------
                                                                                                                         2,392,811
                                                                                                                     -------------
               OFFICE SERVICES & SUPPLIES - 2.1%
    1,939,168  Infrasource Inc. .......................................    Ba3    BB-        6.78%        9/30/10        1,948,863
                                                                                                                     -------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES                                                                     10,774,718
                                                                                                                     -------------

                       See Notes to Financial Statements.                 Page 5

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2005 (UNAUDITED)

                                                                            BANK LOAN
  PRINCIPAL                                                                  RATINGS+                      STATED        MARKET
    VALUE                            DESCRIPTION~                          MOODY'S  S&P      COUPON      MATURITY*       VALUE
-------------  --------------------------------------------------------   -------------  -------------   ---------   -------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

      CONTAINERS & PACKAGING - 7.0%
               METAL & GLASS CONTAINERS - 2.7%
$   1,995,000  Berry Plastics Corp. ...................................    B1      B+        5.86%        12/02/11   $   2,016,611
      525,619  Owens-Illinois Group, Inc. .............................    B1     BB-        5.92%        4/01/08          528,576
                                                                                                                     -------------
                                                                                                                         2,545,187
                                                                                                                     -------------
               PAPER PACKAGING - 4.3%
      248,845  Boise Cascade, LLC .....................................    Ba3     BB     5.78%-6.00%     10/28/11         251,610
      992,500  Graham Packaging Holdings
                  Company .............................................    B2      B      6.38%-6.63%     10/07/11       1,004,906
    1,000,000  Graham Packaging Holdings
                  Company (c) .........................................    B3     CCC+       8.25%        4/07/12        1,016,250
    1,807,934  Graphic Packaging
                  International, Inc. .................................    B1      B+     6.19%-6.99%     8/08/10        1,828,273
                                                                                                                     -------------
                                                                                                                         4,101,039
                                                                                                                     -------------
               TOTAL CONTAINERS & PACKAGING                                                                              6,646,226
                                                                                                                     -------------
      DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
               INTEGRATED TELECOMMUNICATION SERVICES - 3.2%
    2,000,000  NTL Investment Holdings Ltd. ...........................    B1     BB-        7.14%        5/10/12        2,004,500
      995,000  Telcordia Technologies, Inc. ...........................    B1      B+     6.84%-6.91%     9/15/12          984,428
                                                                                                                     -------------
               TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES                                                              2,988,928
                                                                                                                     -------------
      ELECTRIC UTILITIES - 8.2%
               ELECTRIC UTILITIES - 8.2%
    1,041,148  Allegheny Energy Supply Inc. ...........................    Ba2     BB     5.64%-5.92%     3/08/11        1,051,559
      998,883  Covanta Energy Corp. ...................................    B1      B+     6.85%-6.96%     6/24/12        1,010,744
    1,000,000  LSP-Kendall Energy, LLC ................................    B1      B         6.09%        10/07/13         991,875
    2,738,398  NRG Energy, Inc. .......................................    Ba3     BB        5.90%        12/24/11       2,747,525
    1,074,204  Riverside Energy Center, LLC ...........................    Ba3     B         8.49%        6/24/11        1,106,430
      828,335  Rocky Mountain Energy
                  Center, LLC .........................................    Ba3     B         8.49%        6/24/11          853,185
                                                                                                                     -------------
               TOTAL ELECTRIC UTILITIES                                                                                  7,761,318
                                                                                                                     -------------
      ELECTRICAL EQUIPMENT - 1.0%
               ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
      932,984  Penn Engineering & Manufacturing
                  Corp. ...............................................    B2      B         6.52%        5/25/11          942,314
                                                                                                                     -------------
               TOTAL ELECTRICAL EQUIPMENT                                                                                  942,314
                                                                                                                     -------------
      ENERGY EQUIPMENT & SERVICES - 4.0%
               OIL & GAS EQUIPMENT & SERVICES - 4.0%
    1,715,723  Ferrell Companies, Inc. ................................    NR      NR     7.39%-9.50%     12/17/11       1,752,182
    1,000,000  Key Energy Services, Inc. ..............................    B1      B-     7.02%-7.28%     6/30/12        1,013,333
    1,000,000  Targa Resources, Inc. ..................................    Ba3     B+     6.47%-6.66%     10/31/12       1,005,000
                                                                                                                     -------------
               TOTAL ENERGY EQUIPMENT & SERVICES                                                                         3,770,515
                                                                                                                     -------------
      FOOD & STAPLES RETAILING - 2.1%
               DRUG RETAIL - 2.1%
    1,936,883  The Jean Coutu Group (PJC) Inc. ........................    B1     BB-        6.50%        7/30/11        1,948,686
                                                                                                                     -------------
               TOTAL FOOD & STAPLES RETAILING                                                                            1,948,686
                                                                                                                     -------------

Page 6                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2005 (UNAUDITED)

                                                                            BANK LOAN
  PRINCIPAL                                                                  RATINGS+                      STATED        MARKET
    VALUE                            DESCRIPTION~                          MOODY'S  S&P      COUPON      MATURITY*       VALUE
-------------  --------------------------------------------------------   -------------  -------------   ---------   -------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

      FOOD PRODUCTS - 2.0%
               AGRICULTURAL PRODUCTS - 1.0%
$     997,500  Chiquita Brands, L.L.C. ................................    B1     BB-        6.20%        6/28/12    $   1,002,903
                                                                                                                     -------------
               PACKAGED FOODS & MEATS - 1.0%
      912,752  THL Food Products Company ..............................    B1      B+        6.17%        11/21/10         924,161
                                                                                                                     -------------
               TOTAL FOOD PRODUCTS                                                                                       1,927,064
                                                                                                                     -------------

      HEALTH CARE PROVIDERS & SERVICES - 7.2%
               HEALTH CARE DISTRIBUTORS - 1.0%
    1,000,000  CCS Medical, Inc. ......................................    B3      B         7.50%        9/30/12          987,083
                                                                                                                     -------------
               HEALTH CARE SERVICES - 5.1%
      990,000  CHS/Community Health Systems,
                  Inc. ................................................    Ba3    BB-     5.97%-6.16%     8/19/11        1,000,932
      960,784  DaVita Inc. ............................................    B1     BB-     6.35%-6.64%     10/05/12         973,594
    1,000,000  Team Finance, LLC ......................................    B2      B+        6.88%        11/23/12       1,006,250
      930,388  US Oncology Holdings, Inc. .............................    B1      B+     5.94%-6.69%     8/20/11          939,692
      830,667  VWR International, Inc. ................................    B2      B+        6.69%        4/07/11          840,012
                                                                                                                     -------------
                                                                                                                         4,760,480
                                                                                                                     -------------
               MANAGED HEALTH CARE - 1.1%
      992,500  Vanguard Health Systems, Inc. ..........................    B2      B         6.21%        9/23/11        1,003,666
                                                                                                                     -------------
               TOTAL HEALTH CARE PROVIDERS & SERVICES                                                                    6,751,229
                                                                                                                     -------------

      HOTELS, RESTAURANTS & LEISURE - 13.0%
               CASINOS & GAMING - 10.9%
      987,500  Boyd Gaming Corp. ......................................    Ba2     BB     5.52%-5.70%     6/30/11          997,375
    1,428,571  Columbia Entertainment .................................   NR(a)  NR(a)       6.66%        10/24/11       1,439,286
    1,790,170  Global Cash Access, Inc. ...............................    B2      B+        6.47%        3/10/10        1,812,547
    1,985,000  Marina District Finance
                  Company, Inc. .......................................    NR      NR        5.91%        10/20/11       1,999,888
    1,000,000  Penn National Gaming, Inc. .............................    Ba3    BB-     5.97%-6.26%     10/03/12       1,011,875
    1,000,000  Pinnacle Entertainment, Inc. ...........................    B1     BB-        7.22%        8/27/10        1,003,750
    1,000,000  Venetian Casino Resort, LLC ............................    B1     BB-        5.77%        6/15/11        1,007,031
    1,000,000  Wynn Las Vegas, LLC ....................................    B2      B+        6.36%        12/14/11       1,009,375
                                                                                                                     -------------
                                                                                                                        10,281,127
                                                                                                                     -------------
               HOTELS, RESORTS & CRUISE LINES - 1.1%
    1,000,000  OpBiz, LLC .............................................    B3      B-        7.05%        8/31/10          997,500
                                                                                                                     -------------
               LEISURE FACILITIES - 1.0%
      978,443  American Skiing Company ................................    NR      NR     8.62%-9.06%     11/24/10         983,335
                                                                                                                     -------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                                                                      12,261,962
                                                                                                                     -------------

      HOUSEHOLD DURABLES - 4.2%
               HOMEBUILDING - 4.2%
    1,942,247  Lake at Las Vegas Joint Venture ........................    B2      B+     6.91%-7.04%     11/01/09       1,952,930
    1,000,000  Technical Olympic USA, Inc. ............................   NR(a)    NR        7.19%        8/01/08        1,008,750
    1,000,000  Technical Olympic USA, Inc.,
                  (Mezzanine Debt) (c) ................................   NR(a)    NR        9.69%        8/01/09        1,000,000
                                                                                                                     -------------
               TOTAL HOUSEHOLD DURABLES                                                                                  3,961,680
                                                                                                                     -------------

                       See Notes to Financial Statements.                 Page 7

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2005 (UNAUDITED)

                                                                            BANK LOAN
  PRINCIPAL                                                                  RATINGS+                      STATED        MARKET
    VALUE                            DESCRIPTION~                          MOODY'S  S&P      COUPON      MATURITY*       VALUE
-------------  --------------------------------------------------------   -------------  -------------   ---------   -------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

      INDUSTRIAL CONGLOMERATES - 1.0%
               INDUSTRIAL CONGLOMERATES - 1.0%
$     942,078  Rexnord Corp. ..........................................    B1      B+     6.07%-6.30%     12/31/11   $     951,892
                                                                                                                     -------------
               TOTAL INDUSTRIAL CONGLOMERATES                                                                              951,892
                                                                                                                     -------------
      INSURANCE - 0.6%
               LIFE & HEALTH INSURANCE - 0.6%
      544,373  Conseco, Inc. ..........................................    B2     BB-        6.14%        6/22/10          549,136
                                                                                                                     -------------
               TOTAL INSURANCE                                                                                             549,136
                                                                                                                     -------------
      INTERNET SOFTWARE & SERVICES - 1.1%
               INTERNET SOFTWARE & SERVICES - 1.1%
      997,500  SunGard Data Systems Inc. ..............................    B1      B+     6.68%-6.81%     2/11/13        1,003,621
                                                                                                                     -------------
               TOTAL INTERNET SOFTWARE & SERVICES                                                                        1,003,621
                                                                                                                     -------------
      IT SERVICES - 7.3%
               DATA PROCESSING & OUTSOURCED SERVICES - 2.1%
      995,000  Fidelity National Information
                  Solutions, Inc. .....................................    Ba3     BB        5.61%        3/09/11          995,089
      954,054  Fidelity National Information
                  Solutions, Inc. .....................................    Ba3     BB        5.86%        3/09/13          956,610
                                                                                                                     -------------
                                                                                                                         1,951,699
                                                                                                                     -------------
               IT CONSULTING & OTHER SERVICES - 5.2%
      994,987  Alion Science and Technology
                  Corp. ...............................................    B1      B+     6.27%-6.45%     8/02/09          990,013
      963,351  Apptis (DE), Inc. ......................................    B2      B+     7.45%-9.25%     1/05/10          966,963
    2,985,000  DynCorp International LLC. .............................    B2      B+     6.69%-6.81%     2/11/11        2,985,000
                                                                                                                     -------------
                                                                                                                         4,941,976
                                                                                                                     -------------
               TOTAL IT SERVICES                                                                                         6,893,675
                                                                                                                     -------------
      LEISURE EQUIPMENT & PRODUCTS - 1.0%
               LEISURE PRODUCTS - 1.0%
    1,000,000  Brooklyn Basketball, LLC (d) ...........................    NR      NR        7.69%        6/16/08          997,500
                                                                                                                     -------------
               TOTAL LEISURE EQUIPMENT & PRODUCTS                                                                          997,500
                                                                                                                     -------------
      MEDIA - 26.3%
               BROADCASTING & CABLE TV - 14.1%
    3,000,000  Century Cable Holdings, LLC. ...........................    NR      NR        9.00%        6/30/09        2,943,213
    1,997,517  Charter Communications
                  Operating, LLC. .....................................    B2      B         7.25%        4/27/10        1,992,523
    1,046,930  Gray Television Inc. ...................................    Ba2    BB-        5.71%        11/22/12       1,050,201
      300,908  Mediacom Illinois LLC,
                  (Revolving Credit) ..................................    Ba3    BB-     0.63%-7.50%     9/30/11          290,940
    1,000,000  NextMedia Operating, Inc. (c) ..........................    B3     CCC+       8.62%        11/15/13       1,009,583
      990,000  PanAmSat Corp. .........................................    B1     BB+        5.86%        8/20/11        1,000,872
    2,000,000  Raycom Media, Inc. .....................................    NR      NR        6.06%        4/06/12        2,000,000
    1,000,000  UPC Distribution Holding B.V. ..........................    B1      B         7.19%        12/31/11       1,010,250
    1,000,000  UPC Distribution Holding B.V. ..........................    B1      B         6.55%        9/30/12        1,007,500
      997,500  Young Broadcasting Inc. ................................    B1      B      6.31%-6.56%     11/03/12       1,003,734
                                                                                                                     -------------
                                                                                                                        13,308,816
                                                                                                                     -------------

Page 8                 See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2005 (UNAUDITED)

                                                                            BANK LOAN
  PRINCIPAL                                                                  RATINGS+                      STATED        MARKET
    VALUE                            DESCRIPTION~                          MOODY'S  S&P      COUPON      MATURITY*       VALUE
-------------  --------------------------------------------------------   -------------  -------------   ---------   -------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

      MEDIA - (CONTINUED)
               MOVIES & ENTERTAINMENT - 5.3%
$   2,000,000  Metro-Goldwyn-Mayer Holdings II, Inc. ..................   NR(a)  NR(a)       6.27%        4/08/12    $   2,011,364
      955,077  Regal Cinemas Corp. ....................................    Ba3    BB-        6.02%        11/10/10         964,229
    1,972,479  WMG Acquisition Corp. ..................................    B1      B+     6.19%-6.59%     3/01/11        1,991,500
                                                                                                                     -------------
                                                                                                                         4,967,093
                                                                                                                     -------------
               PUBLISHING - 6.9%
    1,612,713  CBD Media, LLC .........................................    B1      B         6.62%        12/31/09       1,630,856
    1,623,503  Dex Media West, Inc. ...................................    Ba2    BB-     5.84%-6.16%     3/09/10        1,629,591
      811,065  Freedom Communications, Inc. ...........................    Ba3     BB     5.37%-5.53%     5/18/12          815,120
      572,764  Media News Group, Inc. .................................    Ba3     BB        5.47%        12/30/10         572,764
    1,000,000  Newspaper Holdings, Inc. ...............................    NR      NR        5.63%        8/24/12        1,004,375
      867,431  RH Donnelley Inc. ......................................    Ba3     BB     5.52%-5.86%     6/30/11          870,350
                                                                                                                     -------------
                                                                                                                         6,523,056
                                                                                                                     -------------
               TOTAL MEDIA                                                                                              24,798,965
                                                                                                                     -------------
      METALS & MINING - 0.8%
               ALUMINUM - 0.8%
      757,692  Novelis Corp. ..........................................    Ba2    BB-        6.01%        1/07/12          764,796
                                                                                                                     -------------
               TOTAL METALS & MINING                                                                                       764,796
                                                                                                                     -------------
      MULTI-UTILITIES & UNREGULATED POWER - 2.1%
               MULTI-UTILITIES & UNREGULATED POWER - 2.1%
      995,000  KGEN, LLC ..............................................    B2      B         6.65%        8/05/11          990,025
    1,032,036  KGEN, LLC (c) ..........................................    B3      B-        13.02%       8/05/11        1,021,715
                                                                                                                     -------------
               TOTAL MULTI-UTILITIES & UNREGULATED POWER                                                                 2,011,740
                                                                                                                     -------------
      OIL & GAS - 9.5%
               OIL & GAS EXPLORATION & PRODUCTION - 2.0%
      995,000  ATP Oil & Gas Corp. ....................................    NR      NR     9.37%-9.84%     4/14/10        1,024,850
      896,097  Plains Resources Inc. ..................................    Ba2     BB        6.40%        8/12/11          903,938
                                                                                                                     -------------
                                                                                                                         1,928,788
                                                                                                                     -------------
               OIL & GAS REFINING, MARKETING & TRANSPORTATION - 7.5%
    3,000,000  Alon USA, Inc. .........................................    B2      B         10.64%       12/16/08       3,075,000
    1,000,000  Cheniere LNG Holdings, LLC .............................    NR      BB     6.77%-6.95%     8/31/12        1,004,688
    2,003,445  El Paso Corp. ..........................................    B3      B         6.61%        11/23/09       2,009,289
    1,000,000  Hawkeye Renewables, LLC ................................    B2      B         6.93%        1/31/12          990,000
                                                                                                                     -------------
                                                                                                                         7,078,977
                                                                                                                     -------------
               TOTAL OIL & GAS                                                                                           9,007,765
                                                                                                                     -------------
      PAPER & FOREST PRODUCTS - 1.0%
               PAPER PRODUCTS - 1.0%
      927,586  Appleton Papers Inc. ...................................    Ba3     BB     6.33%-6.83%     6/09/10          935,413
                                                                                                                     -------------
               TOTAL PAPER & FOREST PRODUCTS                                                                               935,413
                                                                                                                     -------------
      PERSONAL PRODUCTS - 2.1%
               PERSONAL PRODUCTS - 2.1%
    1,985,000  American Safety Razor Company ..........................    B2      B         7.15%        2/28/12        2,009,813
                                                                                                                     -------------
               TOTAL PERSONAL PRODUCTS                                                                                   2,009,813
                                                                                                                     -------------

                       See Notes to Financial Statements.                 Page 9

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2005 (UNAUDITED)

                                                                            BANK LOAN
  PRINCIPAL                                                                  RATINGS+                      STATED        MARKET
    VALUE                            DESCRIPTION~                          MOODY'S  S&P      COUPON      MATURITY*       VALUE
-------------  --------------------------------------------------------   -------------  -------------   ---------   -------------
SENIOR FLOATING RATE TERM LOAN INTERESTS** - CONTINUED

      REAL ESTATE - 20.3%
               REAL ESTATE INVESTMENT TRUSTS - 5.2%
$     937,368  Lion Gables Realty, L.P. ...............................    Ba2    BB+        5.84%        9/30/06    $     940,689
    1,904,615  The Macerich Partnership, L.P. .........................    NR    NR(a)       5.85%        4/26/06        1,904,615
    2,000,000  The Macerich Partnership, L.P. .........................    NR    NR(a)       7.50%        4/26/10        2,008,334
                                                                                                                     -------------
                                                                                                                         4,853,638
                                                                                                                     -------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 15.1%
    1,796,535  CB Richard Ellis Services, Inc. ........................    Ba3     B+     5.62%-6.54%     3/31/10        1,810,009
      866,762  General Growth Properties, Inc. ........................    Ba2    BB+        5.87%        11/12/07         868,279
    1,987,182  General Growth Properties, Inc. ........................    Ba2    BB+        6.22%        11/12/08       1,998,111
    1,000,000  Kuilima Resort Company (c) .............................   NR(a)  NR(a)       10.72%       9/30/11        1,005,000
      979,970  LNR Property Corp. .....................................    B2      B+     7.09%-7.26%     2/03/08          983,469
    3,000,000  LNR Property Corp.,
                  (Mezzanine Debt) (d) (e) ............................    NR      NR     8.59%-8.76%     2/03/08        3,018,750
    1,000,000  Pivotal Promontory, LLC ................................   NR(a)  NR(a)       6.97%        8/31/10        1,000,000
    1,582,568  The Newkirk Master Limited
                  Partnership .........................................   NR(a)  NR(a)    5.71%-7.50%     8/11/08        1,593,448
    1,000,000  The Rhodes Companies, LLC ..............................    Ba3     B+        7.39%        11/21/10         985,000
      995,733  Yellowstone Development, LLC ...........................   NR(a)  NR(a)       6.60%        9/30/10          995,733
                                                                                                                     -------------
                                                                                                                        14,257,799
                                                                                                                     -------------
               TOTAL REAL ESTATE                                                                                        19,111,437
                                                                                                                     -------------
      SPECIALTY RETAIL - 2.1%
               APPAREL RETAIL - 2.1%
    1,000,000  The Neiman Marcus Group, Inc. ..........................    B1      B+        6.48%        4/06/13        1,003,636
      937,500  The William Carter Company .............................    B1      BB     5.65%-5.81%     7/14/12          946,875
                                                                                                                     -------------
               TOTAL SPECIALTY RETAIL                                                                                    1,950,511
                                                                                                                     -------------
      WIRELESS TELECOMMUNICATION SERVICES - 2.4%
               WIRELESS TELECOMMUNICATION SERVICES - 2.4%
    1,000,000  MetroPCS Wireless, Inc. ................................    NR      NR        8.25%        5/31/11        1,024,167
    1,200,000  Nextel Partners, Inc. ..................................    Ba3     B+        5.37%        5/31/12        1,203,250
                                                                                                                     -------------
               TOTAL WIRELESS TELECOMMUNICATION SERVICES                                                                 2,227,417
                                                                                                                     -------------

               TOTAL SENIOR FLOATING RATE TERM LOAN INTERESTS .........                                                142,328,303
               (Cost $141,581,440)                                                                                   -------------

SENIOR FLOATING RATE NOTES - 5.2%

      HEALTH CARE PROVIDERS & SERVICES - 1.0%
               HEALTH CARE FACILITIES - 0.5%
      500,000  Select Medical Holdings
                  Corp. (d) (f) .......................................    B1      B+        9.93%        9/15/15          495,000
                                                                                                                     -------------
               HEALTH CARE SERVICES - 0.5%
      500,000  US Oncology Holdings, Inc. (d)(f) ......................   Caa1     B-        9.26%        3/15/15          486,650
                                                                                                                     -------------
               TOTAL HEALTH CARE PROVIDERS & SERVICES                                                                      981,650
                                                                                                                     -------------
      HOUSEHOLD DURABLES - 1.1%
               HOMEBUILDING - 1.1%
    1,000,000  Builders Firstsource, Inc. (c) (f) .....................    B3      B-        8.04%        2/15/12        1,007,760
                                                                                                                     -------------
               TOTAL HOUSEHOLD DURABLES                                                                                  1,007,760
                                                                                                                     -------------

Page 10                See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2005 (UNAUDITED)

                                                                            BANK LOAN
  PRINCIPAL                                                                  RATINGS+                      STATED        MARKET
    VALUE                            DESCRIPTION~                          MOODY'S  S&P      COUPON      MATURITY*       VALUE
-------------  --------------------------------------------------------   -------------  -------------   ---------   -------------
SENIOR FLOATING RATE NOTES - CONTINUED

     MEDIA - 2.1%
               BROADCASTING & CABLE TV - 2.1%
$   2,000,000  Paxson Communications Corp.(f) .........................    B1      B         6.90%        1/15/10    $   2,022,500
                                                                                                                     -------------
               TOTAL MEDIA                                                                                               2,022,500
                                                                                                                     -------------
     PHARMACEUTICALS - 1.0%
               PHARMACEUTICALS - 1.0%
    1,000,000  Elan Finance PLC (d) (f) ...............................    B3      B         7.79%        11/15/11         925,000
                                                                                                                     -------------
               TOTAL PHARMACEUTICALS                                                                                       925,000
                                                                                                                     -------------

               TOTAL SENIOR FLOATING RATE NOTES ..................................................................       4,936,910
               (Cost $4,890,698)                                                                                     -------------

REPURCHASE AGREEMENT - 3.1%
(Cost $2,900,000)

    2,900,000  Agreement with Wachovia Capital Markets, LLC, 3.96% dated 11/30/05, to be repurchased at $2,900,319 on 12/01/05, collateralized by $2,955,000 Federal
                  Home Loan Bank, 4.14% due 4/13/07 (Value $2,963,776) ...........................................       2,900,000
                                                                                                                     -------------

               TOTAL INVESTMENTS - 159.2% ........................................................................     150,165,213
               (Cost $149,372,138) (b)

               NET OTHER ASSETS AND LIABILITIES - 1.2% ...........................................................       1,148,430
                                                                                                                     -------------
               PREFERRED SHARES, AT LIQUIDATION VALUE - (60.4)% ..................................................     (57,000,000)
                                                                                                                     -------------
               NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0% .............................................   $  94,313,643
                                                                                                                     =============

--------------------------------------------------------------------------------
     o All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares.
   (a) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.
   (b)   Aggregate cost for federal income tax and financial reporting purposes.
   (c)   This issue is secured by a second lien on the issuer's assets.
   (d)   This issue is unsecured.
   (e) This issue's security interest is subordinated to that of other debt holders.
   (f) Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (Note 2E).
   (g)   This borrower has filed for protection in federal bankruptcy court.
     + Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.
    NR   Not Rated
     * Senior Loans generally are subject to mandatory and/or optional prepayment. Because of the mandatory prepayment conditions and because there may be significant economic incentives for a borrower to optionally prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown. Senior Loans generally have maturities that range from five to eight years; however, the Fund estimates that refinancing and prepayments result in an average maturity of the Senior Loans held in its portfolio to be approximately 18-30 months.
    ** Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.

                       See Notes to Financial Statements.                Page 11

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2005 (UNAUDITED)

ASSETS:
Investments, at value
  (Cost $149,372,138) ....................................................................   $ 150,165,213
Cash .....................................................................................         503,209
Prepaid expenses .........................................................................          16,720
Receivables:
   Interest ..............................................................................       1,123,682
   Investment securities sold ............................................................         872,277
                                                                                             -------------
   Total Assets ..........................................................................     152,681,101
                                                                                             -------------
LIABILITIES:
Payables:
   Investment securities purchased .......................................................       1,034,463
   Accumulated unpaid dividends on Money Market Cumulative Preferred(R) Shares ...........         136,325
   Investment advisory fees ..............................................................         114,350
   Administrative fees ...................................................................           7,458
Accrued expenses and other liabilities ...................................................          74,862
                                                                                             -------------
   Total Liabilities .....................................................................       1,367,458
                                                                                             -------------
MONEY MARKET CUMULATIVE PREFERRED(R) SHARES:
($0.01 par value, 2,280 shares issued with liquidation preference of $25,000 per share) ..      57,000,000

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) ...........................................      94,313,643
                                                                                             -------------
NET ASSETS INCLUDING MONEY MARKET CUMULATIVE PREFERRED(R) SHARES .........................   $ 151,313,643
                                                                                             =============
NET ASSETS CONSIST OF:
Undistributed net investment income ......................................................   $     574,661
Accumulated net realized loss on investments sold ........................................         (73,367)
Net unrealized appreciation of investments ...............................................         793,075
Par value ................................................................................          49,243
Paid-in capital ..........................................................................      92,970,031
                                                                                             -------------
   Net Assets (Applicable to Common Shareholders) ........................................   $  94,313,643
                                                                                             =============
NET ASSET VALUE, applicable to Common Shares outstanding
  (par value $0.01 per Common Share) .....................................................   $       19.15
                                                                                             =============
Number of Common Shares outstanding ......................................................       4,924,349
                                                                                             =============

Page 12                  See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

INVESTMENT INCOME:
Interest .................................................................................   $   4,875,263
Other ....................................................................................          30,595
                                                                                             -------------
   Total investment income ...............................................................       4,905,858
                                                                                             -------------
EXPENSES:
Investment advisory fees .................................................................         736,711
Money Market Cumulative Preferred(R) Shares commission fees ..............................          72,420
Administration fees ......................................................................          45,570
Audit and legal fees .....................................................................          43,070
Trustees' fees and expenses ..............................................................          20,980
Custodian fees ...........................................................................          20,392
Other ....................................................................................          71,371
                                                                                             -------------
   Total expenses ........................................................................       1,010,514
   Fees waived and expenses reimbursed by the investment advisor .........................         (68,362)
                                                                                             -------------
Net expenses .............................................................................         942,152
                                                                                             -------------
NET INVESTMENT INCOME ....................................................................       3,963,706
                                                                                             -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments during the period ................................        (421,297)
Net change in unrealized appreciation/(depreciation) of investments during the period ....         825,339
                                                                                             -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..........................................         404,042
                                                                                             -------------
MONEY MARKET CUMULATIVE PREFERRED(R) SHARE DIVIDENDS .....................................      (1,036,604)
                                                                                             -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................   $   3,331,144
                                                                                             =============

                         See Notes to Financial Statements.              Page 13

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               SIX MONTHS
                                                                                                 ENDED           YEAR
                                                                                               11/30/2005       ENDED
                                                                                              (UNAUDITED)      5/31/2005
                                                                                             -------------   ------------
OPERATIONS:
Net investment income ....................................................................   $   3,963,706   $  6,183,004
Net realized gain/(loss) on investments during the period ................................        (421,297)       567,829
Net change in unrealized appreciation/(depreciation) of investments during the period ....         825,339       (463,233)
Distributions to Preferred Shareholders:
   Dividends paid from net investment income .............................................      (1,036,604)    (1,278,845)
                                                                                             -------------   ------------
Net increase in net assets resulting from operations .....................................       3,331,144      5,008,755

Distributions to Common Shareholders:
   Dividends paid from net investment income .............................................      (2,936,882)    (4,657,498)
   Dividends paid from net realized short-term gains .....................................          --           (799,925)
                                                                                             -------------   ------------
Total distributions to Common Shareholders ...............................................      (2,936,882)    (5,457,423)
                                                                                             -------------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON
  SHARES .................................................................................         394,262       (448,668)
                                                                                             -------------   ------------
CAPITAL TRANSACTIONS:
Value of 10,265 shares reinvested ........................................................          --            198,182
                                                                                             -------------   ------------
Net increase/(decrease) in net assets ....................................................         394,262       (250,486)

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS):
Beginning of period ......................................................................      93,919,381     94,169,867
                                                                                             -------------   ------------
End of period ............................................................................   $  94,313,643   $ 93,919,381
                                                                                             =============   ============
Undistributed net investment income at end of period .....................................   $     574,661   $    584,441
                                                                                             =============   ============

Page 14                  See Notes to Financial Statements.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations .....................................   $   3,331,144
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
   Changes in assets and liabilities:
   Increase in investments, at value* ....................................................      (1,052,156)
   Increase in interest receivable .......................................................        (225,819)
   Increase in prepaid expenses ..........................................................          (3,130)
   Decrease in receivable for investment securities sold .................................       4,134,576
   Decrease in payable for investment securities purchased ...............................      (5,180,942)
   Increase in accumulated unpaid dividends on Money Market Cumulative
     Preferred(R) Shares .................................................................         106,980
   Increase in investment advisory fees payable ..........................................           4,132
   Decrease in administrative fees payable ...............................................            (232)
   Decrease in accrued expenses and other liabilities ....................................         (12,778)
                                                                                             -------------
CASH PROVIDED BY OPERATING ACTIVITIES ....................................................                   $  1,101,775

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net investment income .......................      (2,936,882)
                                                                                             -------------
CASH USED BY FINANCING ACTIVITIES ........................................................                     (2,936,882)
                                                                                                             ------------
Decrease in cash .........................................................................                     (1,835,107)
Cash at beginning of period ..............................................................                      2,338,316
                                                                                                             ------------
CASH AT END OF PERIOD ....................................................................                   $    503,209
                                                                                                             ============

--------------------------------------------------------------------------------
*     Includes net change in unrealized appreciation on investments of $825,339.

                         See Notes to Financial Statements.              Page 15

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  SIX MONTHS
                                                                                    ENDED          YEAR        PERIOD
                                                                                  11/30/2005      ENDED         ENDED
                                                                                 (UNAUDITED)    5/31/2005    5/31/2004*
                                                                                 -----------    ---------    ----------
Net asset value, beginning of period .........................................   $     19.07    $   19.16    $    19.10
                                                                                 -----------    ---------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ........................................................          0.80         1.26          0.61
Net realized and unrealized gain on investments ..............................          0.09         0.02          0.25
Distributions paid to MMP*** Shareholders:
   Dividends paid from net investment income .................................         (0.21)       (0.26)        (0.07)
                                                                                 -----------    ---------    ----------
Total from investment operations .............................................          0.68         1.02          0.79
                                                                                 -----------    ---------    ----------
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS:
   Dividends paid from net investment income .................................         (0.60)       (0.95)        (0.53)
   Dividends paid from net realized short-term gains .........................         --           (0.16)        --
                                                                                 -----------    ---------    ----------
Total distributions to Common Shareholders ...................................         (0.60)       (1.11)        (0.53)
                                                                                 -----------    ---------    ----------
Dilutive impact from the offering of MMP Shares++ ............................         --           --            (0.16)
                                                                                 -----------    ---------    ----------
Common share offering costs charged to paid-in capital .......................         --           --            (0.04)
                                                                                 -----------    ---------    ----------
Net asset value, end of period ...............................................   $     19.15    $   19.07    $    19.16
                                                                                 ===========    =========    ==========
Market value, end of period ..................................................   $     16.94    $   18.00    $    20.70
                                                                                 ===========    =========    ==========
TOTAL RETURN BASED ON NET ASSET VALUE (a)+ ...................................          3.89%        5.49%         3.12%
                                                                                 ===========    =========    ==========
TOTAL RETURN BASED ON MARKET VALUE (b)+ ......................................         (2.64)%      (7.84)%        6.40%
                                                                                 ===========    =========    ==========
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:
Ratio of net expenses to average net assets ..................................          1.99%**      1.92%         1.84%**
Ratio of total expenses to average net assets ................................          2.14%**      2.09%         2.00%**
Ratio of net investment income to average net assets .........................          8.37%**      6.53%         4.73%**
Ratio of net investment income to average net assets net of MMP dividends(e)..          5.96%**      5.16%         4.18%**

SUPPLEMENTAL DATA:
Portfolio turnover rate ......................................................         28.97%      112.64%       106.51%
Net assets, end of period (in 000's) .........................................   $    94,314    $  93,919    $   94,170
------------------------------------------------------------------------------
Ratio of net expenses to total average Managed Assets ........................          1.24%**      1.20%         1.24%**
Ratio of total expenses to total average Managed Assets ......................          1.33%**      1.31%         1.35%**

PREFERRED SHARES:
Total MMP Shares outstanding .................................................         2,280        2,280         2,280
Liquidation and market value per MMP share (c) ...............................   $    25,060    $  25,013    $   25,004
Asset coverage per share (d) .................................................   $    66,366    $  66,193    $   66,303
------------------------------------------------------------------------------

*     The Fund commenced operations on September 18, 2003.
**    Annualized.
***   Money Market Cumulative Preferred(R) Shares.
(a) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(b) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.
(c)   Includes accumulated and unpaid dividends.
(d) Calculated by subtracting the Fund's total liabilities (not including the MMP Shares) from the Fund's total assets, and dividing this by the number of MMP Shares outstanding.
(e) The net investment income ratio reflects income net of operating expenses and payments and changes in unpaid dividends to MMP Shareholders.
+     Total return is not annualized for periods less than one year.
++ The expenses associated with the offering of the MMP Shares had a $(0.16) impact on the Common Share NAV.

Page 16                  See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                         NOVEMBER 30, 2005 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") is a diversified closed-end management investment company initially organized as a Delaware statutory trust on May 13, 2003. The Fund was reorganized as a Massachusetts business trust on August 8, 2003 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCM on the American Stock Exchange.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives by investing in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is computed based upon the value of the Fund's portfolio and other assets. The NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received), and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                         NOVEMBER 30, 2005 (UNAUDITED)

B. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

D. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded loan commitments of approximately $675,935 as of November 30, 2005. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation of $12,516 from these commitments is included in "Accrued expenses and other liabilities" on the Statement of Assets and Liabilities.

E. RESTRICTED SECURITIES:

The Fund may invest a portion of its assets in restricted securities. Restricted securities are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. The Fund currently holds the restricted securities shown in the following table. These securities are valued using market quotations according to the valuation procedures as stated in the Portfolio Valuation section (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                         CARRYING COST
                                ACQUISITION     PRINCIPAL    CARRYING   AT ACQUISITION      MARKET        % OF
SECURITY                            DATE          VALUE        VALUE        DATE            VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------
Builders Firstsource, Inc.         2/8/05     $  1,000,000    100.78        100.00       $ 1,007,760      1.07%
Elan Finance PLC                   3/2/05          500,000     92.50         86.50           462,500      0.49%
Elan Finance PLC                   8/9/05          500,000     92.50         90.50           462,500      0.49%
Paxson Communications Corp.        1/5/04        2,000,000    101.13        100.00         2,022,500      2.14%
Select Medical Holdings Corp.     9/16/05          500,000     99.00        100.00           495,000      0.52%
US Oncology Holdings, Inc.         8/4/05          500,000     97.33         96.50           486,650      0.52%
                                              ------------                               -----------      ----
                                              $  5,000,000                               $ 4,936,910      5.23%
                                              ============                               ===========      ====

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the Money Market Cumulative Preferred(R) Shares ("MMP Shares"). If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and MMP Shares issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                         NOVEMBER 30, 2005 (UNAUDITED)

The tax character of distributions paid during the fiscal year ended May 31, 2005 was as follows:

                                                 2005
                                             ------------
Distributions paid from:
Ordinary Income .........................    $  6,736,268

As of May 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income ...........    $  1,452,098
Net Unrealized Depreciation .............    $   (143,093)

G. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

H. EXPENSES:

The Fund will pay all expenses directly related to its operations.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage, L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.97% of the Fund's Managed Assets, the average daily gross asset value of the Fund minus the sum of the Fund's accrued and unpaid dividends on any outstanding MMP Shares and accrued liabilities.

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee of 0.56% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

First Trust has agreed to waive fees and reimburse the Fund for expenses in an amount equal to 0.05% of the average daily Managed Assets of the Fund from October 1, 2005 through September 30, 2007. Prior to October 1, 2005, First Trust waived fees and reimbursed the Fund for expenses equal to 0.11% of the average daily Managed Assets of the Fund for the first two years of the Fund's operation. The Sub-Advisor has agreed to bear a portion of this fee waiver and expense reimbursement obligation by reducing the amount of its full sub-advisory fee by 0.045% in years one and two and 0.02% from October 1, 2005 through September 30, 2007. Waivers and reimbursements are reported as "Fees waived and expenses reimbursed by the investment advisor" in the Statement of Operations.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's MMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

The Fund pays each Trustee who is not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000, which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to non-interested Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust fund complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended November 30, 2005, were $42,827,150 and $46,933,892, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                         NOVEMBER 30, 2005 (UNAUDITED)

As of November 30, 2005, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,047,674 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $254,599.

                                5. COMMON SHARES

As of November 30, 2005, 4,924,349 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares have been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                            SIX MONTHS ENDED      YEAR ENDED
                                           NOVEMBER 30, 2005     MAY 31, 2005
                                           -----------------   -----------------
                                           SHARES     AMOUNT   SHARES   AMOUNT
                                           ------     ------   ------  ---------
Issued as reinvestment of dividends under
   the Dividend Reinvestment Plan .......    --        $ --    10,265  $ 198,182
                                           ------     ------   ------  ---------
                                             --        $ --    10,265  $ 198,182
                                           ======     ======   ======  =========

                 6. MONEY MARKET CUMULATIVE PREFERRED(R) SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of November 30, 2005, the Fund has 2,280 Money Market Cumulative Preferred(R) Shares ("MMP Shares") outstanding at a liquidation value of $25,000 per share.

The Fund is required to meet certain asset coverage tests with respect to the MMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain MMP Shares.

An auction of the MMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date.

The annual dividend rate in effect as of November 30, 2005 was 4.10% The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's MMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                              7. SUBSEQUENT EVENTS

On November 21, 2005, the Fund declared a dividend of $0.11 per share, which represents a dividend from net investment income to Common Shareholders of record December 5, 2005, payable December 12, 2005.

On December 20, 2005, the Fund declared distributions totaling $0.2363 per share, which represents a dividend from net investment income of $0.1138 and a short-term capital gains distribution of $0.1225, to Common Shareholders of record December 30, 2005, payable January 17, 2006.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                         NOVEMBER 30, 2005 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If the Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If the Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                         NOVEMBER 30, 2005 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 12, 2005. At the Annual Meeting, three of the Fund's Trustees, consisting of James A. Bowen, Niel B. Nielson and Richard E. Erickson, were elected by holders of Common and Preferred Shares voting together as a single class, to serve an additional one-year term. The number of votes cast for James A. Bowen was 4,507,548, the number of votes withheld was 81,857 and the number of abstentions was 337,224. The number of votes cast for Niel B.Nielson was 4,507,348, the number of votes withheld was 82,057 and the number of abstentions was 337,224. The number of votes cast for Richard E. Erickson was 4,508,025, the number of votes withheld was 81,380 and the number of abstentions was 337,224.

Also at the Annual Meeting of Shareholders of the Fund, two of the Fund's Trustees, Thomas R. Kadlec and David M. Oster, were elected by the holders of MMP Shares to serve an additional one year term. The number of votes cast for each Trustee was 1,757, and the number of abstentions was 523; there were no votes withheld.

                                BY-LAW AMENDMENT

On December 12, 2005, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of delaying or preventing a change of control of the Fund. To receive a copy of the revised By-Laws, investors may call the Fund at (800) 988-5891.

             BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Trustees unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between First Trust Advisors L.P. ("First Trust") and First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") at a meeting held on September 12, 2005. The Board of Trustees determined that the Agreement is in the best interests of the Fund and its shareholders and that the compensation arrangement set forth in the Agreement is fair and reasonable in light of the nature and extent and quality of the services provided by First Trust and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment, including information provided by First Trust since the Agreement was initially approved in August 2003.

To reach this determination, the Trustees considered their duties under the Investment Company Act of 1940, as amended (the "1940 Act") as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Trustees in voting on such agreements. The Independent Trustees received advice from independent legal counsel. The Trustees also applied their business judgment to determine whether the arrangement between the Fund and First Trust was a reasonable business arrangement from the Fund's perspective as well as from the perspective of its shareholders. In reviewing such arrangement, the Board of Trustees considered factors such as the nature, quality and scope of services provided by First Trust under the Agreement and the fairness of the fee charged, whether the fee level reflects any economies of scale, and any profitability realized by First Trust under the Agreement.

The Trustees considered the services provided by First Trust, including the overall administration of the Fund and First Trust's oversight of Four Corners Capital Management, LLC ("Four Corners"), the Fund's sub-advisor. The Board considered the experience and skills of the personnel primarily responsible for providing services to the Fund, including the recent additions of personnel with tax and accounting expertise. The Board noted the compliance program that had been developed by First Trust. In light of these considerations and their overall familiarity with First Trust, the Trustees concluded that the services provided by First Trust to the Fund have been and are expected to remain satisfactory.

The Trustees reviewed data prepared by Lipper Inc., an independent source, showing the management fees and expense ratios of the Fund compared to those of a peer group that included three other closed-end loan participation funds using preferred stock leverage. The Trustees also considered the Fund's management fees and expense ratios as compared to a second peer group of eleven closed-end loan participation funds currently using debt leverage or preferred stock leverage, as selected by First Trust using data compiled by Lipper. The Trustees noted that the Fund's management fees were above the median of the Lipper peer group and below the median of the First

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                         NOVEMBER 30, 2005 (UNAUDITED)

Trust-selected peer group, and the Fund's expense ratios were in the third or fourth quintile, depending on which peer group was considered. The Trustees also considered the advisory fees paid to First Trust by similar funds, and noted that First Trust did not provide advisory services to clients other than closed-end funds with investment objectives and policies similar to the Fund. The Trustees also considered the Fund's performance for the one year and since-inception periods ended June 30, 2005 as compared to that of the other closed-end funds in the peer group and performance universe selected by Lipper and as compared to the peer group and performance universe selected by First Trust. In addition, the Trustees considered the market price and net asset value performance of the Fund since inception, as compared to the average of each peer group. The Trustees concluded that the Fund's performance was reasonable, particularly in light of the small number of funds managed in a similar "pure play" style, without a high yield bond component. On the basis of the information provided, the Trustees concluded that the Fund's management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by First Trust.

The Trustees noted that First Trust had not identified any economies of scale realized by the Fund and had indicated that, for a closed-end fund of this size, any discussion of economies of scale was not meaningful. The Trustees concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale. The Trustees also considered the costs of the services provided and estimated profits realized by First Trust from its relationship with the Fund for the 2004 calendar year and for the six months ended June 30, 2005, as set forth in the materials provided to the Board. The Trustees also considered profitability data provided by Lipper for other investment advisory firms. The Trustees noted the inherent limitations in the profitability analysis, and concluded that First Trust's profitability appeared to be reasonable in light of the services provided to the Fund. In addition, the Trustees considered and discussed any ancillary benefits derived by First Trust from its relationship with the Fund and noted that First Trust receives no brokerage or soft dollars from the Fund and therefore the typical fall-out benefits are not present. The Trustees concluded that any other fall-out benefits received by First Trust or its affiliates would appear to be attenuated. Based on all of the factors considered, the Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Agreement, including the fees to be charged for the services thereunder.

At the September 12, 2005 meeting, the Trustees also approved the continuation of the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, First Trust and Four Corners, after considering the factors discussed above, as well as the following information. The Trustees considered the nature, quality and scope of services provided by Four Corners under the Sub-Advisory Agreement. They received a presentation from one of the Fund's portfolio managers and Four Corners' chief financial officer and head of analytics, and also took into consideration prior contacts with representatives of Four Corners. They concluded that Four Corners had managed the Fund consistent with its investment objectives and policies. The Trustees considered the subadvisory fee rate (which is paid by First Trust out of the management fee it receives from the Fund) as compared to the sub-advisory fees of two other sub-advised loan participation funds that use preferred stock leverage, based on data provided by Lipper, and noted that the sub-advisory fee rate was the highest of the three funds, but that the Fund's assets were significantly smaller than those of the other two funds. The Trustees also considered information provided by Four Corners as to the fees it charges to other clients, which generally were higher than those it receives under the Sub-Advisory Agreement. The Trustees considered that Four Corners' investment services expenses are primarily fixed, and that Four Corners had added personnel in the past year to improve the quality and consistency of service. Based on the information provided, the Trustees concluded that the sub-advisory fees were reasonable. The Trustees considered the sub-advisory fee rate and how it related to the overall management fee structure of the Fund. The Trustees considered that the sub-advisory fee rate was negotiated at arm's length between First Trust and Four Corners, an unaffiliated third party, and that First Trust compensates Four Corners from its fees. The Trustees also considered data provided by Four Corners as to the estimated profitability of the Sub-Advisory Agreement to Four Corners, noting that the method used to allocate expenses was not a typical practice of Four Corners'. The Trustees noted the inherent limitations in this profitability analysis and concluded that the profitability analysis for First Trust was more relevant. The Trustees noted that Four Corners does not maintain any soft-dollar arrangements and that Four Corners indicated that it does not receive any material fall-out benefits from its relationship to the Fund. Based on all of the factors considered, the Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Sub-Advisory Agreement, including the fees to be charged for the services thereunder.

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

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ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issures as of the close of the reporting period is included as part of the report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


         On December 12, 2005, the Registrant's Board of Trustees adopted an Amended Nominating and Governance Committee Charter which included some material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees as described below:

         Any proposal to elect any person nominated by shareholders for election as trustee may only be brought before an annual meeting of the Registrant if timely written notice (the "Shareholder Notice") is provided to the secretary of the Registrant. Unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at Registrant's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the Registrant's proxy statement released to shareholders for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

         Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a trustee or trustees of the Registrant shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s);
(C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange

Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee.

         Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for trustees) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Registrant's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act; (v) the class or series and number of all shares of the Registrant owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) if the proposal involves nominee(s) for trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "BENEFICIAL OWNER") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. As used herein, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

         A copy of the amended Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date FEBRUARY 1, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date FEBRUARY 1, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller,
                          Chief Financial Officer
                          and Chief Accounting Officer
                          (principal financial officer)

Date FEBRUARY 1, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.